Exhibit 77C

Submission of Matters to a Vote of Security Holders

There was a special meeting of shareholders of the Registrant on March 2, 2015, and adjourned to March 16, 2015 and March 20, 2015. The proposals voted on at such meeting, and adjournments thereof, are shown below:

1. Elect four Directors to the Board of Directors of the Corporation, each for an indefinite term and until his or her successor is elected and qualified or until his or her death, retirement, resignation or removal:

Candidate	Value of Assets Voted For	Value of Assets Voted Against
Mehran Assadi	$3,797,653,936	$123,749,224
Thomas H. Brownell	3,811,748,466	109,654,695
Gary Dunton	3,813,527,231	107,875,929
John Pelletier	3,814,594,160	106,809,000

Sentinel Balanced Fund

2. Update, standardize and eliminate fundamental policies including:

Policy	Value of Assets Voted For	Value of Assets Voted Against	Abstain	Broker Non-Vote
2A. Borrowing money	$156,882,040	$3,155,654	$2,680,988	$35,879,991
2B. Purchasing and selling real estate	158,799,299	1,342,579	2,576,804	35,879,991
2C. Underwriting securities of other issuers	157,375,065	2,276,859	3,066,758	35,879,991
2D. Making Loans	158,922,961	1,061,559	2,734,162	35,879,991
2E. Concentrating investments in a single industry	156,837,828	3,263,110	2,617,744	35,879,991
2F. Issuing senior securities	158,707,569	1,175,314	2,835,799	35,879,991
2G. Purchasing and selling commodities or commodity contracts	157,763,053	2,225,992	2,729,638	35,879,991
2H. Purchasing securities on margin	157,353,203	2,715,238	2,650,241	35,879,991
2I. Investing in oil, gas or other mineral exploration or development programs or leases	157,366,859	2,741,208	2,610,616	35,879,991
2J. Investing in warrants	157,559,790	1,696,700	3,462,192	35,879,991
2K. Investing for purposes of exercising control or management	157,722,042	1,554,209	3,442,432	35,879,991
2L. Purchasing or selling securities, other than Fund shares, from or to certain persons associated with the Fund	156,034,262	3,524,497	3,159,923	35,879,991
2M. Making short sales of securities	157,624,970	2,262,590	2,831,122	35,879,991
2N. Investing more than 5% of assets in a single issuer	158,122,401	1,680,964	2,915,318	35,879,991
2O. Investing in illiquid securities	157,390,685	2,446,476	2,881,521	35,879,991
2P. Investing in restricted securities	157,779,280	1,452,241	3,487,162	35,879,991
2Q. Diversifying investments with respect to 75% of assets	158,328,978	1,708,972	2,680,733	35,879,991
2R. Changing investment objectives from fundamental investment policies to non-fundamental investment policies	153,234,277	6,381,793	3,102,612	35,879,991

Sentinel Common Stock Fund

2. Update, standardize and eliminate fundamental policies including:

Policy	Value of Assets Voted For	Value of Assets Voted Against	Abstain	Broker Non-Vote
2A. Borrowing money	$1,190,055,755	$31,916,689	$22,146,059	$145,099,487
2B. Purchasing and selling real estate	1,194,618,942	27,269,886	22,229,676	145,099,487
2C. Underwriting securities of other issuers	1,187,863,336	33,116,282	23,138,885	145,099,487
2D. Making Loans	1,188,489,890	33,940,885	21,687,729	145,099,487
2E. Concentrating investments in a single industry	1,174,315,037	45,301,563	24,501,904	145,099,487
2F. Issuing senior securities	1,189,462,240	27,894,833	26,761,430	145,099,487
2G. Purchasing and selling commodities or commodity contracts	1,186,015,160	33,598,504	24,504,839	145,099,487
2H. Purchasing securities on margin	1,180,690,875	40,276,781	23,150,847	145,099,487
2I. Investing in oil, gas or other mineral exploration or development programs or leases	1,193,498,048	27,956,800	22,663,656	145,099,487
2J. Investing in warrants	1,188,974,811	29,214,234	25,929,458	145,099,487
2K. Investing for purposes of exercising control or management	1,186,703,800	30,370,008	27,044,695	145,099,487
2L. Purchasing or selling securities, other than Fund shares, from or to certain persons associated with the Fund	1,179,846,777	39,664,387	24,607,340	145,099,487
2M. Making short sales of securities	1,178,843,469	39,869,113	25,405,921	145,099,487
2N. Investing more than 5% of assets in a single issuer	1,181,404,108	34,558,560	28,155,835	145,099,487
2O. Investing in illiquid securities	1,178,111,251	37,973,610	28,033,643	145,099,487
2P. Investing in restricted securities	1,183,158,423	32,566,060	28,394,021	145,099,487
2Q. Diversifying investments with respect to 75% of assets	1,190,320,975	26,915,774	26,881,754	145,099,487
2R. Changing investment objectives from fundamental investment policies to non-fundamental investment policies	934,523,793	280,424,428	29,170,282	145,099,487

Sentinel Georgia Municipal Bond Fund (The Fund was liquidated on May 29, 2015.)

2. Update, standardize and eliminate fundamental policies including:

Policy	Value of Assets Voted For	Value of Assets Voted Against	Abstain	Broker Non-Vote
2A. Borrowing money	$11,684,466	$ 0	$0	$2,212
2B. Purchasing and selling real estate	11,684,466	0	0	2,212
2C. Underwriting securities of other issuers	11,684,466	0	0	2,212
2D. Making Loans	11,684,466	0	0	2,212
2E. Concentrating investments in a single industry	11,602,095	82,371	0	2,212
2F. Issuing senior securities	11,684,466	0	0	2,212
2G. Purchasing and selling commodities or commodity contracts	11,602,095	82,371	0	2,212
2H. Purchasing securities on margin	11,684,466	0	0	2,212
2I. Investing in oil, gas or other mineral exploration or development programs or leases	11,684,466	0	0	2,212
2J. Investing in warrants	11,602,095	82,371	0	2,212
2K. Investing for purposes of exercising control or management	11,684,466	0	0	2,212
2L. Purchasing or selling securities, other than Fund shares, from or to certain persons associated with the Fund	11,684,466	0	0	2,212
2M. Making short sales of securities	11,684,466	0	0	2,212
2O. Investing in illiquid securities	11,684,466	0	0	2,212

Sentinel Government Securities Fund

2. Update, standardize and eliminate fundamental policies including:

Policy	Value of Assets Voted For	Value of Assets Voted Against	Abstain	Broker Non-Vote
2A. Borrowing money	$162,566,076	$7,687,864	$3,854,848	$34,963,342
2B. Purchasing and selling real estate	163,812,590	6,436,937	3,859,261	34,963,342
2C. Underwriting securities of other issuers	163,437,526	6,328,446	4,342,816	34,963,342
2D. Making Loans	163,495,918	6,498,208	4,114,662	34,963,342
2E. Concentrating investments in a single industry	165,523,920	4,777,556	3,807,312	34,963,342
2F. Issuing senior securities	164,154,514	5,323,030	4,631,245	34,963,342
2G. Purchasing and selling commodities or commodity contracts	163,306,045	6,534,848	4,267,895	34,963,342
2H. Purchasing securities on margin	161,170,941	8,495,220	4,442,627	34,963,342
2I. Investing in oil, gas or other mineral exploration or development programs or leases	161,730,273	8,666,768	3,711,746	34,963,342
2J. Investing in warrants	161,223,736	7,835,868	5,049,184	34,963,342
2K. Investing for purposes of exercising control or management	162,415,444	7,430,050	4,263,294	34,963,342
2L. Purchasing or selling securities, other than Fund shares, from or to certain persons associated with the Fund	161,767,663	8,223,332	4,117,794	34,963,342
2M. Making short sales of securities	160,892,288	9,074,718	4,141,782	34,963,342
2O. Investing in illiquid securities	162,200,418	7,578,268	4,330,102	34,963,342
2P. Investing in restricted securities	161,996,740	7,399,689	4,712,359	34,963,342
2Q. Diversifying investments with respect to 75% of assets	162,778,800	7,043,834	4,286,154	34,963,342
2R. Changing investment objectives from fundamental investment policies to non-fundamental investment policies	149,190,003	20,171,171	4,747,614	34,963,342

3. Amend the advisory agreement between Sentinel Group Funds, Inc. and the Advisor to disaggregate the assets of the Sentinel Government Securities Fund and Sentinel Low Duration Bond Fund for purposes of determining the advisory fee; and implement a new advisory fee schedule.	162,855,195	6,188,802	5,064,792	34,963,342

Sentinel International Equity Fund

2. Update, standardize and eliminate fundamental policies including:

Policy	Value of Assets Voted For	Value of Assets Voted Against	Abstain	Broker Non-Vote
2A. Borrowing money	$65,233,585	$1,769,595	$511,103	$16,540,621
2B. Purchasing and selling real estate	65,129,358	1,874,679	510,245	16,540,621
2C. Underwriting securities of other issuers	64,988,222	2,029,561	496,499	16,540,621
2D. Making Loans	65,032,458	1,854,880	626,945	16,540,621
2E. Concentrating investments in a single industry	64,959,264	2,040,732	514,286	16,540,621
2F. Issuing senior securities	65,206,673	1,795,439	512,171	16,540,621
2G. Purchasing and selling commodities or commodity contracts	65,970,480	986,389	557,414	16,540,621
2H. Purchasing securities on margin	64,992,611	1,850,381	671,290	16,540,621
2I. Investing in oil, gas or other mineral exploration or development programs or leases	65,711,764	1,316,535	485,984	16,540,621
2J. Investing in warrants	65,949,718	836,761	727,803	16,540,621
2K. Investing for purposes of exercising control or management	65,326,666	1,639,549	548,069	16,540,621
2L. Purchasing or selling securities, other than Fund shares, from or o certain persons associated with the Fund	65,034,819	1,955,761	523,704	16,540,621
2M. Making short sales of securities	64,930,373	1,784,574	799,336	16,540,621
2N. Investing more than 5% of assets in a single issuer	65,587,548	1,280,561	646,174	16,540,621
2O. Investing in illiquid securities	65,619,866	1,113,177	781,239	16,540,621
2P. Investing in restricted securities	65,599,296	1,092,818	822,168	16,540,621
2Q. Diversifying investments with respect to 75% of assets	66,050,012	952,016	512,255	16,540,621
2R. Changing investment objectives from fundamental investment policies to non-fundamental investment policies	63,015,900	3,671,462	826,921	16,540,621

Sentinel Low Duration Bond Fund

2. Update, standardize and eliminate fundamental policies including:

Policy	Value of Assets Voted For	Value of Assets Voted Against	Abstain	Broker Non-Vote
2A. Borrowing money	$236,060,825	$10,138,327	$11,141,299	$94,083,138
2B. Purchasing and selling real estate	236,046,282	9,826,996	11,467,173	94,083,138
2D. Making Loans	235,714,608	10,828,302	10,797,542	94,083,138
2F. Issuing senior securities	235,902,941	9,682,319	11,755,191	94,083,138
2I. Investing in oil, gas or other mineral exploration or development programs or leases	236,381,713	10,191,829	10,766,909	94,083,138
2Q. Diversifying investments with respect to 75% of assets	237,134,028	8,986,492	11,219,931	94,083,138

Sentinel Mid Cap Fund

2. Update, standardize and eliminate fundamental policies including:

Policy	Value of Assets Voted For	Value of Assets Voted Against	Abstain	Broker Non-Vote
2A. Borrowing money	$68,790,214	$1,204,564	$950,679	$16,591,826
2B. Purchasing and selling real estate	68,988,057	1,026,800	930,599	16,591,826
2C. Underwriting securities of other issuers	68,799,069	1,190,897	955,491	16,591,826
2D. Making Loans	69,031,368	850,557	1,063,532	16,591,826
2E. Concentrating investments in a single industry	68,665,330	1,318,245	961,882	16,591,826
2F. Issuing senior securities	68,895,063	1,101,220	949,173	16,591,826
2G. Purchasing and selling commodities or commodity contracts	68,747,585	1,245,782	952,090	16,591,826
2H. Purchasing securities on margin	68,781,831	1,055,607	1,108,019	16,591,826
2I. Investing in oil, gas or other mineral exploration or development programs or leases	69,213,470	594,469	1,137,518	16,591,826
2J. Investing in warrants	68,806,815	640,680	1,497,962	16,591,826
2K. Investing for purposes of exercising control or management	68,928,353	976,384	1,040,720	16,591,826
2L. Purchasing or selling securities, other than Fund shares, from or to certain persons associated with the Fund	68,736,960	1,144,754	1,063,743	16,591,826
2M. Making short sales of securities	68,621,293	1,168,911	1,155,253	16,591,826
2N. Investing more than 5% of assets in a single issuer	68,638,782	1,120,525	1,186,151	16,591,826
2O. Investing in illiquid securities	68,645,511	1,110,344	1,189,602	16,591,826
2P. Investing in restricted securities	68,609,004	1,276,920	1,059,533	16,591,826
2Q. Diversifying investments with respect to 75% of assets	69,143,193	657,663	1,144,602	16,591,826
2R. Changing investment objectives from fundamental investment policies to non-fundamental investment policies	67,642,123	2,005,814	1,297,519	16,591,826

Sentinel Multi-Asset Income Fund

2. Update, standardize and eliminate fundamental policies including:

Policy	Value of Assets Voted For	Value of Assets Voted Against	Abstain	Broker Non-Vote
2A. Borrowing money	$134,153,415	$3,911,379	$4,750,969	$35,114,960
2B. Purchasing and selling real estate	135,095,099	2,932,231	4,788,433	35,114,960
2C. Underwriting securities of other issuers	133,735,347	4,109,452	4,970,963	35,114,960
2D. Making Loans	134,574,949	3,534,262	4,706,551	35,114,960
2E. Concentrating investments in a single industry	132,788,544	5,297,702	4,729,517	35,114,960
2F. Issuing senior securities	134,546,440	2,744,850	5,524,473	35,114,960
2G. Purchasing and selling commodities or commodity contracts	134,533,829	3,057,209	5,224,725	35,114,960
2H. Purchasing securities on margin	133,467,272	4,363,358	4,985,133	35,114,960
2I. Investing in oil, gas or other mineral exploration or development programs or leases	134,123,869	3,566,804	5,125,091	35,114,960
2J. Investing in warrants	133,641,807	3,286,276	5,887,679	35,114,960
2K. Investing for purposes of exercising control or management	134,293,081	3,240,770	5,281,912	35,114,960
2L. Purchasing or selling securities, other than Fund shares, from or to certain persons associated with the Fund	133,326,770	4,311,504	5,177,490	35,114,960
2M. Making short sales of securities	133,046,482	4,249,769	5,519,513	35,114,960
2N. Investing more than 5% of assets in a single issuer	133,139,972	4,259,134	5,416,657	35,114,960
2O. Investing in illiquid securities	132,654,709	4,513,141	5,647,913	35,114,960
2Q. Diversifying investments with respect to 75% of assets	134,314,522	3,144,044	5,357,197	35,114,960

Sentinel Small Company Fund

2. Update, standardize and eliminate fundamental policies including:

Policy	Value of Assets Voted For	Value of Assets Voted Against	Abstain	Broker Non-Vote
2A. Borrowing money	$382,234,666	$17,684,978	$13,145,166	$144,048,288
2B. Purchasing and selling real estate	387,907,843	12,124,496	13,032,471	144,048,288
2C. Underwriting securities of other issuers	383,306,627	16,636,309	13,121,873	144,048,288
2D. Making Loans	384,630,301	15,077,165	13,357,344	144,048,288
2E. Concentrating investments in a single industry	376,798,420	22,534,594	13,731,796	144,048,288
2F. Issuing senior securities	386,041,495	13,166,597	13,856,718	144,048,288
2G. Purchasing and selling commodities or commodity contracts	384,655,683	14,724,258	13,684,869	144,048,288
2H. Purchasing securities on margin	379,063,507	19,762,666	14,238,636	144,048,288
2I. Investing in oil, gas or other mineral exploration or development programs or leases	385,942,823	13,574,301	13,547,686	144,048,288
2J. Investing in warrants	381,763,934	15,359,278	15,941,598	144,048,288
2K. Investing for purposes of exercising control or management	381,412,262	17,641,960	14,010,588	144,048,288
2L. Purchasing or selling securities, other than Fund shares, from or to certain persons associated with the Fund	377,360,908	21,039,679	14,664,222	144,048,288
2M. Making short sales of securities	377,342,128	19,107,038	16,615,644	144,048,288
2N. Investing more than 5% of assets in a single issuer	379,376,155	17,805,492	15,883,163	144,048,288
2O. Investing in illiquid securities	379,267,204	18,640,589	15,157,017	144,048,288
2P. Investing in restricted securities	380,118,966	16,170,728	16,775,115	144,048,288
2Q. Diversifying investments with respect to 75% of assets	384,441,093	14,139,849	14,483,868	144,048,288

Sentinel Sustainable Core Opportunities Fund

2. Update, standardize and eliminate fundamental policies including:

Policy	Value of Assets Voted For	Value of Assets Voted Against	Abstain	Broker Non-Vote
2A. Borrowing money	$134,011,230	$4,536,764	$2,780,786	$13,711,191
2B. Purchasing and selling real estate	134,757,460	3,668,279	2,903,041	13,711,191
2C. Underwriting securities of other issuers	134,372,112	3,899,891	3,056,776	13,711,191
2D. Making Loans	134,777,223	3,804,243	2,747,313	13,711,191
2E. Concentrating investments in a single industry	133,487,710	5,126,511	2,714,559	13,711,191
2F. Issuing senior securities	135,505,650	2,987,873	2,835,257	13,711,191
2G. Purchasing and selling commodities or commodity contracts	135,289,734	3,191,008	2,848,037	13,711,191
2H. Purchasing securities on margin	133,429,886	5,035,325	2,863,569	13,711,191
2I. Investing in oil, gas or other mineral exploration or development programs or leases	131,499,464	7,456,815	2,372,500	13,711,191
2J. Investing in warrants	133,305,867	5,163,252	2,859,661	13,711,191
2K. Investing for purposes of exercising control or management	134,485,515	4,167,525	2,675,740	13,711,191
2L. Purchasing or selling securities, other than Fund shares, from or to certain persons associated with the Fund	133,330,980	5,186,721	2,811,079	13,711,191
2M. Making short sales of securities	133,759,794	4,787,192	2,781,794	13,711,191
2N. Investing more than 5% of assets in a single issuer	133,562,284	4,872,577	2,893,919	13,711,191
2O. Investing in illiquid securities	133,377,589	5,077,581	2,873,610	13,711,191
2Q. Diversifying investments with respect to 75% of assets	134,749,829	3,814,942	2,764,008	13,711,191
2R. Changing investment objectives from fundamental investment policies to non-fundamental investment policies	129,884,870	8,666,192	2,777,717	13,711,191

Sentinel Sustainable Mid Cap Opportunities Fund

2. Update, standardize and eliminate fundamental policies including:

Policy	Value of Assets Voted For	Value of Assets Voted Against	Abstain	Broker Non-Vote
2A. Borrowing money	$69,849,513	$2,695,004	$566,279	$8,577,726
2B. Purchasing and selling real estate	70,776,822	1,817,734	516,241	8,577,726
2C. Underwriting securities of other issuers	70,439,944	2,194,471	476,381	8,577,726
2D. Making Loans	70,491,829	1,917,371	701,595	8,577,726
2E. Concentrating investments in a single industry	69,779,559	2,792,837	538,400	8,577,726
2F. Issuing senior securities	70,610,163	1,833,421	667,213	8,577,726
2G. Purchasing and selling commodities or commodity contracts	70,449,984	2,042,920	617,892	8,577,726
2H. Purchasing securities on margin	69,918,251	2,761,037	431,509	8,577,726
2I. Investing in oil, gas or other mineral exploration or development programs or leases	68,950,870	3,954,545	205,381	8,577,726
2J. Investing in warrants	69,867,171	2,668,970	574,655	8,577,726
2K. Investing for purposes of exercising control or management	69,989,829	2,413,396	707,571	8,577,726
2L. Purchasing or selling securities, other than Fund shares, from or to certain persons associated with the Fund	69,631,233	2,834,634	644,928	8,577,726
2M. Making short sales of securities	69,822,843	2,672,826	615,127	8,577,726
2N. Investing more than 5% of assets in a single issuer	70,028,102	2,439,806	642,889	8,577,726
2O. Investing in illiquid securities	69,890,667	2,476,867	743,262	8,577,726
2Q. Diversifying investments with respect to 75% of assets	70,252,561	2,315,488	542,748	8,577,726
2R. Changing investment objectives from fundamental investment policies to non-fundamental investment policies	68,019,153	4,497,306	594,338	8,577,726

Sentinel Total Return Bond Fund

2. Update, standardize and eliminate fundamental policies including:

Policy	Value of Assets Voted For	Value of Assets Voted Against	Abstain	Broker Non-Vote
2A. Borrowing money	$413,767,139	$6,233,312	$6,242,024	$193,859,102
2B. Purchasing and selling real estate	415,666,801	4,848,959	5,726,714	193,859,102
2C. Underwriting securities of other issuers	413,433,392	6,183,077	6,626,005	193,859,102
2D. Making Loans	414,804,684	5,564,712	5,873,078	193,859,102
2E. Concentrating investments in a single industry	412,361,038	7,602,881	6,278,554	193,859,102
2F. Issuing senior securities	415,322,020	4,623,261	6,297,193	193,859,102
2G. Purchasing and selling commodities or commodity contracts	414,710,590	5,381,562	6,150,323	193,859,102
2H. Purchasing securities on margin	413,499,640	6,704,191	6,038,643	193,859,102
2I. Investing in oil, gas or other mineral exploration or development programs or leases	415,609,344	4,978,731	5,654,398	193,859,102
2J. Investing in warrants	413,755,517	5,745,945	6,741,012	193,859,102
2K. Investing for purposes of exercising control or management	414,307,989	5,604,166	6,330,319	193,859,102
2L. Purchasing or selling securities, other than Fund shares, from or to certain persons associated with the Fund	412,145,343	7,000,246	7,096,885	193,859,102
2O. Investing in illiquid securities	412,153,106	6,614,635	7,474,733	193,859,102
2Q. Diversifying investments with respect to 75% of assets	414,718,082	8,834,579	6,689,813	193,859,102

Special meetings of shareholders held on March 16, 2015:

Sentinel Low Duration Bond Fund

2. Update, standardize and eliminate fundamental policies including:

Policy	Value of Assets Voted For	Value of Assets Voted Against	Abstain	Broker Non-Vote
2C. Underwriting securities of other issuers	$256,102,096	$13,532,466	$13,997,827	$90,653,052
2E. Concentrating investments in a single industry	254,506,338	15,780,021	13,346,030	90,653,052
2G. Purchasing and selling commodities or commodity contracts	257,640,941	12,083,955	13,907,493	90,653,052
2H. Purchasing securities on margin	256,036,532	14,476,816	13,119,041	90,653,052
2J. Investing in warrants	256,403,645	13,164,615	14,064,130	90,653,052
2K. Investing for purposes of exercising control or management	257,417,548	13,107,065	13,107,777	90,653,052
2L. Purchasing or selling securities, other than Fund shares, from or to certain persons associated with the Fund	253,103,521	16,149,351	14,379,516	90,653,052
2M. Making short sales of securities	254,418,391	14,803,683	14,410,315	90,653,052
2O. Investing in illiquid securities	252,761,960	16,897,365	13,973,065	90,653,052
2P. Investing in restricted securities	255,296,661	12,730,762	15,604,966	90,653,052

3. Amend the advisory agreement between Sentinel Group Funds, Inc. and the Advisor to disaggregate the assets of the Sentinel Government Securities Fund and Sentinel Low Duration Bond Fund for purposes of determining the advisory fee; and implement a new advisory fee schedule.	254,363,025	14,279,364	14,990,000	90,653,052

Special meetings of shareholders held on March 20, 2015:

Sentinel Georgia Municipal Bond Fund (The Fund was liquidated on May 29, 2015.)

2. Update, standardize and eliminate fundamental policies including:

Policy	Value of Assets Voted For	Value of Assets Voted Against	Abstain	Broker Non-Vote
2R. Changing investment objectives from fundamental investment policies to non-fundamental investment policies	$93,557	$11,590,908	$0	$2,202

Sentinel Low Duration Bond Fund

2. Update, standardize and eliminate fundamental policies including:

Policy	Value of Assets Voted For	Value of Assets Voted Against	Abstain	Broker Non-Vote
2R. Changing investment objectives from fundamental investment policies to non-fundamental investment policies	$221,676,388	$50,718,991	$15,442,570	$88,934,723

Sentinel Multi-Asset Income Fund

2. Update, standardize and eliminate fundamental policies including:

Policy	Value of Assets Voted For	Value of Assets Voted Against	Abstain	Broker Non-Vote
2R. Changing investment objectives from fundamental investment policies to non-fundamental investment policies	$121,840,443	$24,920,793	$6,664,010	$32,616,408

Sentinel Small Company Fund

2. Update, standardize and eliminate fundamental policies including:

Policy	Value of Assets Voted For	Value of Assets Voted Against	Abstain	Broker Non-Vote
2R. Changing investment objectives from fundamental investment policies to non-fundamental investment policies	$386,754,127	$45,800,649	$19,651,202	$130,130,118